Earnings/(loss) per Share	6 Months Ended
Jun. 30, 2022
Earnings/(loss) per Share [Abstract]
Earnings/(loss) per Share

9.Earnings/(loss) per Share

All common shares issued (including the restricted shares issued under the Company’s incentive plans) are the Company’s common stock and have equal rights to vote and participate in dividends. The calculation of basic earnings/(loss) per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed. Incremental shares are the number of shares assumed issued under the treasury stock method weighted for the periods the non-vested shares were outstanding. For the six months ended June 30, 2022, there were 2,964,828 incremental shares included in the denominator of the diluted earnings per share calculation. For the six months ended June 30, 2021, there were 2,184,878 incremental shares, which however were not included in the calculation of the diluted earnings per share, as the Company incurred losses and the effect of such shares was anti-dilutive.

Profit or loss attributable to common equity holders is adjusted by the amount of dividends on Series B Preferred Stock as follows:

	For the six months ended June 30,
	2022	2021
Net Income	$61,649	$1,520
Dividends on series B preferred shares	(2,884)	(2,884)
Net Income/(Loss) Attributable to Common Stockholders	$58,765	$(1,364)

Weighted average number of common shares, basic	77,343,851	82,792,000
Incremental shares	2,964,828	—
Weighted average number of common shares, diluted	80,308,679	82,792,000

Earnings/(loss) per share, basic	$0.76	$(0.02)

Earnings/(loss) per share, diluted	$0.73	$(0.02)